SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 20, 1995


                          GILBERT ASSOCIATES, INC.
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           (Exact name of registrant as specified in its charter)

        Delaware                  0-12588               23-2280922
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(State of Incorporation)   (Commission File No.)   (IRS Employer I.D. No.)

 P.O. Box 1498, Reading, Pennsylvania                          19603
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(Mailing address of principal executive offices               (Zip Code)

(610) 775-5900
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(Registrant's telephone number, including area code)



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Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro Forma Financial Information
          -------------------------------

          (1) Pro Forma Unaudited Consolidated Statements of Operations for the year ended December 30, 1994 and the three months ended March 31, 1995, and Pro Forma Unaudited Consolidated Balance Sheet as of March 31, 1995 -- incorporated by reference to "Proposed Sale of Gilbert/Commonwealth, Inc. -- Pro Forma Unaudited Consolidated Financial Information" in the Company's Proxy Statement dated May 26, 1995 ("Proxy Statement").

     (c)  Exhibits
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          (1)  Stock Purchase Agreement, dated as of March 30, 1995, among the Company, Gilbert/Commonwealth, Inc. and The Parsons Corporation -- incorporated by reference to Annex A to the Proxy Statement.



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GILBERT ASSOCIATES, INC.
                                   (Registrant)


                                   /s/  Timothy S. Cobb
                                        Timothy S. Cobb
                                        President, Chief Executive Officer
                                        and Acting Chief Financial Officer

Date:     July 5, 1995



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